CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Advance Financial Bancorp (the "Company") on Form 10-KSB for the year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Stephen M. Gagliardi, President and Chief Executive Officer, and Stephen M. Magnone, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




  /s/  Stephen M. Gagliardi                              /s/Stephen M. Magnone
  -------------------------------------                  -----------------------
  Stephen M. Gagliardi                                   Stephen M. Magnone
  President and Chief Executive Officer                  Chief Financial Officer



  September 21, 2004